UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2016

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5     Corporate Governance and Management
Item 5.07    Submission of Matters to a Vote of Security Holders

On May 25, 2016, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company”) (NYSE: CODI) (collectively “CODI”) held their 2016 Annual Meeting of Shareholders (the “Annual Meeting”), at the Delamar Southport, 275 Old Post Road, Southport, Connecticut 06890. A total of 54,300,000 shares of the Company’s common stock were entitled to vote as of March 28, 2016, the record date for the Annual Meeting. There were 41,173,169 shares present in person or by proxy, constituting a quorum, at the Annual Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders and the final voting results of each such proposal.

Proposal 1. Election of Directors
With respect to the election of the following nominees as Class I directors of the Company to hold office for a three-year term, ending at the 2019 Annual Meeting, the shareholders voted as set forth in the table below:

	For	Withheld	Broker Non-Vote
Harold S. Edwards	13,524,638	10,401,220	17,247,311
Mark H. Lazarus	22,300,974	1,624,884	17,247,311
Based on the votes set forth above, Messrs. Edwards and Lazarus were duly elected to serve as Class I directors of the Company for a three-year term, ending at the 2019 Annual Meeting.

Proposal 2. Advisory Vote Regarding Executive Compensation (“Say-on-Pay”)
With respect to the non-binding, advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
12,725,935	10,853,444	346,479	17,247,311
Based on the votes set forth above, the shareholders approved the Say-on-Pay proposal.

Proposal 3. Ratification of Selection of Independent Auditor
The ratification of the appointment of Grant Thornton LLP as independent auditor for the Company and the Trust for the fiscal year ending December 31, 2016 received the following votes:

For	Against	Abstain	Broker Non-Vote
40,720,319	219,588	233,262	0
Based on the votes set forth above, the ratification of the appointment of Grant Thornton LLP as the independent auditor for the Company and the Trust to serve for the 2016 fiscal year was duly ratified by the shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2016	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2016	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer